UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):		February 6, 2019
Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)
Delaware	001-04329	344297750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 419-423-1321

	Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 6, 2019, Cooper Tire & Rubber Company issued a press release announcing the United Steelworks Local 752L has ratified a new four-year labor agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Cooper Tire & Rubber Company’s Press Release issued February 6, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Cooper Tire & Rubber Company
February 8, 2019	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary